Summary of Significant Accounting Policies	12 Months Ended
Oct. 31, 2012
Significant Accounting Policies [Text Block]

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

During the fourth quarter of fiscal year 2012, the Company began operating its business as one segment – patent monetization and patent assertion.  The accompanying financial statements have been presented on that basis.  The consolidated financial statements include the accounts of CopyTele, Inc. and its wholly owned subsidiaries, CopyTele International and CopyTele Marketing Inc. (“CopyTele Marketing”).  CopyTele International and CopyTele Marketing were incorporated in the British Virgin Islands in 2007.  CopyTele International was formed for the purpose of holding the Videocon GDRs.  As of October 31, 2012, CopyTele Marketing is inactive.  All intercompany transactions have been eliminated in consolidation.

 Revenue Recognition

Revenues from sales are recorded when all four of the following criteria are met: (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred and title has transferred or services have been rendered; (iii) our price to the buyer is fixed or determinable; and (iv) collectability is reasonably assured.

We have assessed the revenue guidance of Accounting Standards Codification (“ASC”) 605-25 “Multiple-Element Arrangements” (“ASC 605-25”) to determine whether multiple deliverables in our arrangements with AUO represent separate units of accounting.  Under the AUO License Agreements, we received initial license fees of $3 million, of aggregate license fees of up to $10 million.  The additional $7 million in license fees were payable upon completion of certain conditions for the respective technologies.  We determined that the transfer of the licensed patents and technology and the effort involved in completion of the conditions for the respective technologies represent a single unit of accounting for each technology.  Accordingly, using a proportional performance method, during the third quarter of fiscal year 2011 we began recognizing the $3 million initial license fees over the estimated periods that we expected to complete the conditions for the respective technologies.  We  have not recognized any portion of the $7 million of additional license fees as either deferred revenue or revenue as it was considered contingent revenue.

At each reporting period we assess the progress in completing our performance obligations under the AUO License Agreements and recognize license fee revenue over the remaining estimated period that we expect to complete the conditions for the respective technologies.  On this basis, we reassessed the revenue recognition for the fourth quarter of fiscal year 2012 and, accordingly, revenue recognition under the AUO License Agreements has been suspended pending resolution of the AUO/E Ink Lawsuit; see Note 7, “Commitments and Contingencies – Litigation Matters”.

During the fiscal years ended October 31, 2012 and 2011 we recognized approximately $940,000 and $873,000, respectively, of license fee revenue from AUO.  License fee payments received from AUO which are in excess of the amounts recognized as revenue (approximately $1,187,000 as of October 31, 2012) are recorded as non-refundable deferred revenue on the accompanying consolidated balance sheet.  The AUO License Agreements also provided for the basis for royalty payments on future production, if any, by AUO to CopyTele, which we have determined represent separate units of accounting.  We have not recognized any royalty income under the AUO License Agreements.

Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements.  In accordance with ASC 820, we have categorized our financial assets, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy as set forth below.  We do not have any financial liabilities that are required to be measured at fair value on a recurring basis.  If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

Financial assets recorded in the accompanying consolidated balance sheets are categorized based on the inputs to the valuation techniques as follows:

Level 1 - Financial assets whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market which we have the ability to access at the measurement date.

Level 2 - Financial assets whose values are based on quoted market prices in markets where trading occurs infrequently or whose values are based on quoted prices of instruments with similar attributes in active markets.

Level 3 – Financial assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.  We do not currently have any Level 3 financial assets.

The following table presents the hierarchy for our financial assets measured at fair value on a recurring basis as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Money market funds – Cash and cash equivalents	$ 339,693	$ -	$ -	$ 339,693
Certificates of deposit– Short-term investments		500,000		500,000
Videocon Industries Limited global depository receipts	4,728,367			4,728,367
Total financial assets	$5,068,060	$ 500,000	$ -	$5,568,060

The following table presents the hierarchy for our financial assets measured at fair value on a recurring basis as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Money market funds – Cash and cash equivalents	$ 5,685	$ -	$ -	$ 5,685
U.S. government securities – Cash and cash equivalents		599,994		599,994
U.S. government securities and certificates of deposit– Short-term investments		2,249,159		2,249,159
Videocon Industries Limited global depository receipts	5,382,051			5,382,051
Total financial assets	$5,387,736	$2,849,153	$ -	$8,236,889

Our non financial assets and liabilities that are measured on a non-recurring basis include our property and equipment which are measured using fair value techniques whenever events or changes in circumstances indicate a condition of impairment exists.  These assets were not presented in the preceding table.

It was impractical to determine the fair value of the investment in Volga as of October 31, 2011, given that Volga is a Russian company, operates under Russian corporate law, and Volga does not use U.S. GAAP.  This investment was not presented in the preceding table.  During the fourth quarter of fiscal year 2012, this investment was written off pursuant to our decision to discontinue our research and development activities.

The estimated fair value of accounts payable and accrued liabilities approximates their individual carrying amounts due to the short term nature of these measurements.  It is impractical to determine the fair value of the loan receivable and loan payable to the related party given the nature of these loans.   The convertible debentures have been reported net of the discount for the beneficial conversion features.  These assets and liabilities were not presented in the preceding table. Casn and cash equivalents are stated at nominal value which equals fair value.

Short-term Investments

            At October 31, 2012 we had marketable securities consisting of certificates of deposit of $500,000 that were classified as “available-for-sale securities” and reported at fair value.

Statements of Cash Flows

Cash and cash equivalents consist of highly liquid instruments that are readily convertible into cash and have original maturities of less than three months.  During the fiscal years ended October 31, 2012 and 2011, we did not pay any cash for interest expense or U.S. federal or state income tax.

Warranty Policy

We warrant that our encryption products are free from defects in material and workmanship for a period of one year from the date of initial purchase.  The warranty does not cover any losses or damage that occur as a result of improper installation, misuse or neglect.  Management has recorded a warranty liability of $5,000 as of October 31, 2012 and 2011, based upon historical experience and management’s best estimate of future warranty claims.

Investment Securities

We classify our investment securities as available-for-sale.  Available-for-sale securities are recorded at fair value.  Unrealized gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a component of accumulated other comprehensive income (loss) until realized.  Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis.  Dividend and interest income are recognized when earned.

We monitor the value of our investments for indicators of impairment, including changes in market conditions and the operating results of the underlying investment that may result in the inability to recover the carrying value of the investment.  During the fourth quarter of fiscal   year 2012, we determined that the discontinuation of funding from CopyTele for contract research and development work and lack of available financial information from Volga has impaired the value of our investment in Volga.  During the fourth quarter of fiscal year 2011, we determined that there was an other than temporary impairment in both our Videocon and DISC investments.  See Note 4 for further discussion.  We will record an additional impairment charge if and when we believe any such investment has experienced an additional decline that is other than temporary.

Operating Leases

The Company recognizes rent expense from operating leases with periods of free and scheduled rent increases on a straight-line basis over the applicable lease term.  The Company considers lease renewals in the useful life of its leasehold improvements when such renewals are reasonably assured.

Research and Development Expenses

Research and development expenses are expensed in the year incurred.  We have discontinued all research and development activity during the fourth quarter of fiscal year 2012.  Subsequent to October 31, 2012, we commenced disposing of certain fully depreciated research and development equipment.

Income Taxes

We recognize deferred tax assets and liabilities for the estimated future tax effects of events that have been recognized in our financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.  A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Stock-Based Compensation

We maintain stock equity incentive plans under which we may grant non-qualified stock options, incentive stock options, stock appreciation rights, stock awards, performance and performance-based awards, or stock units to employees, non-employee directors and consultants.

Stock Option Compensation Expense

During the fourth quarter of fiscal year 2012 the company decreased the option price for options to purchase 1,840,000 shares from the original exercise price to $0.145 per share for eleven employees and recorded stock-based compensation expense related to this re-pricing of approximately $85,000.  Such compensation expense is included in the accompanying statements of operations in either research and development expenses or selling, general and administrative expenses, as applicable based on the functions performed by such employees and directors.

We account for stock options granted to employees and directors using the accounting guidance included in ASC 718 “Stock Compensation” (“ASC 718”).  In accordance with ASC 718, we estimate the fair value of stock options granted on the date of grant using the Black-Scholes pricing model and for options vesting if the trading price of the Company’s common stock exceeds two separate price targets we used the Monte Carlo Simulation in estimating the fair value at grant date.  We recognize compensation expense for stock option awards on a straight-line basis over the requisite service period of the grant.  We recorded stock-based compensation expense, related to stock options granted to employees and non-employee directors, of approximately $615,000 and $742,000 during the fiscal years ended October 31, 2012 and 2011, respectively, in accordance with ASC 718, which amount in fiscal year 2012 includes approximately $112,000 of expense related to the accelerated vesting of options for employees terminated during the fourth quarter.  Such compensation expense is included in the accompanying statements of operations in either research and development expenses or selling, general and administrative expenses, as applicable based on the functions performed by such employees and directors.  Such stock-based compensation expense increased both basic and diluted net loss per share for the years ended October 31, 2012 and 2011 by $-0- and $0.01, respectively.

Included in the stock-based compensation cost related to stock options granted to employees and directors recorded during the fiscal years ended October 31, 2012 and 2011 was approximately $7,000 and $8,000, respectively, of expense related to the amortization of compensation cost for stock options granted in prior periods but not yet vested.  As of October 31, 2012, there was unrecognized compensation cost related to non-vested share-based compensation arrangements for stock options granted to employees and directors, related to service based options of approximately $2,394,000 which will be recognized over a weighted-average period of 2.8 years, performance based options of approximately $710,000 which we anticipate will be recognized over a weighted-average period of .6 years, and options subject to market conditions of approximately $1,386,000 which will be recognized over a weighted-average period of 1.9 years.  As of October 31, 2012, we have not recognized any compensation cost related to performance based options as achievement was not considered probable.

We account for stock options granted to consultants using the accounting guidance included in ASC 505-50 “Equity-Based Payments to Non-Employees” (“ASC 505-50”).  In accordance with ASC 505-50, we estimate the fair value of stock options granted on the date of grant using the Black-Scholes pricing model and for options vesting if the trading price of the Company’s common stock exceeds two separate price targets we used the Monte Carlo Simulation in estimating the fair value at grant date. We recognized consulting expense for options granted to non-employee consultants, during the fiscal years ended October 31, 2012 and 2011, of approximately $110,000 and $44,000, respectively.  Such consulting expense is included in the accompanying consolidated statements of operations in either research and development expenses or selling, general and administrative expenses, as applicable based on the functions performed by such consultants.  As of October 31, 2012, there was unrecognized consulting expense related to non-vested share-based compensation arrangements for stock options granted to consultants, related to service based options of approximately $1,375,000 which will be recognized over a weighted-average period of 2.9 years, performance based options of approximately $473,000 which we anticipate will be recognized over a weighted-average period of .6 years, and options subject to market conditions of approximately $924,000 which will be recognized over a weighted-average period of 1.9 years.  As of October 31, 2012, we have not recognized any consulting expense related to performance based options as achievement was not considered probable.

Fair Value Determination

In September 2012 we instituted changes to our operations as more fully described in Note 1.  Prior to that date we separated the individuals we granted stock options to into three relatively homogenous groups, based on exercise and post-vesting employment termination behaviors.  To determine the weighted average fair value of stock options on the date of grant, we took a weighted average of the assumptions used for each of these groups.  Subsequent to that date individuals are included in a single group.    Stock options we granted during the fiscal years ended October 31, 2012 and 2011 consisted of awards of stock options with either 5-year terms, which vested over one year or 10-year terms, which vested immediately, over periods up to three years or upon achievement of a cash milestone or stock price targets.

The total intrinsic value of stock options exercised during fiscal years 2012 and 2011 was approximately $ 1,000- and $49,000, respectively.  The following weighted average assumptions were used in estimating the fair value of stock options granted during the fiscal years ended October 31, 2012 and 2011.

	For the fiscal Year Ended October 31,
	2012	2011
Weighted average fair value at grant date	$0.18	$0.15
Valuation assumptions:
Expected term (in years)	5.75	3.3
Expected volatility	109%	107%
Risk-free interest rate	1.16%	0.88%
Expected dividend yield	0	0

We use the Black-Scholes pricing model in estimating the fair value of stock options which vest over a specific period of time or upon achieving cash milestones.  The expected term of stock options represents the weighted average period the stock options are expected to remain outstanding.  For options granted prior to the changes in our operations in September 2012, actual historical performance was used for awards exercised or cancelled.  For awards that remained unexercised and outstanding, even exercise over the remaining contractual term was assumed.  Each category was weighted for its relative size in the population and is then multiplied by the indicated expected term for each category to arrive at the expected term for the population.  For options granted subsequent to the changes in our operations during the fourth quarter of fiscal 2012, we used the simplified method of calculation to determine expected term.  The simplified method was adopted since we do not believe that historical experience is representative of future performance because of the impact of the changes in our operations and the change in terms of options granted from historical options which vested immediately to terms including vesting periods of up to three years.

Under the Black-Scholes pricing model we estimated the expected volatility of our shares of common stock based upon the historical volatility of our share price over a period of time equal to the expected term of the options.  We estimated the risk-free interest rate based on the implied yield available on the applicable grant date of a U.S. Treasury note with a term equal to the expected term of the underlying grants.  We made the dividend yield assumption based on our history of not paying dividends and our expectation not to pay dividends in the future.

For options vesting if the trading price of the Company’s common stock exceeds two separate price targets we used the Monte Carlo Simulation in estimating the fair value at grant date.

Under ASC 718, the amount of stock-based compensation expense recognized is based on the portion of the awards that are ultimately expected to vest.  Accordingly, if deemed necessary, we reduce the fair value of the stock option awards for expected forfeitures, which are forfeitures of the unvested portion of surrendered options.  Based on our historical experience we have not reduced the amount of stock-based compensation expenses for anticipated forfeitures.

We will reconsider use of the Black-Scholes pricing model if additional information becomes available in the future that indicates another model would be more appropriate.  If factors change and we employ different assumptions in the application of ASC 718 in future periods, the compensation expense that we record under ASC 718 may differ significantly from what we have recorded in the current period.

Net Loss Per Share of Common Stock

In accordance with ASC 260, “Earnings Per Share”, basic net loss per common share (“Basic EPS”) is computed by dividing net loss by the weighted average number of common shares outstanding.  Diluted net loss per common share (“Diluted EPS”) is computed by dividing net loss by the weighted average number of common shares and dilutive common share equivalents and convertible securities then outstanding.  Diluted EPS for all years presented is the same as Basic EPS, as the inclusion of the effect of common share equivalents then outstanding would be anti-dilutive.  For this reason, excluded from the calculation of Diluted EPS for the years ended October 31, 2012 and 2011, were options to purchase 60,670,045 shares and 18,602,045 shares, respectively, warrants to purchase 7,500,000 shares and 7,500,000 shares, respectively, and debentures convertible into 8,152,170 shares and -0- shares respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Estimates and assumptions are used for, but not limited to, determining the allowance for doubtful accounts, depreciation lives, asset impairment evaluations, tax assets and liabilities, license fee revenue, stock-based compensation and other contingencies.  Actual results could differ from those estimates.

Effect of Recently Issued Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2011-12 (“ASU 2011-12”), Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.  This amendment defers the effective date of the requirement to present separate line items on the income statement for reclassification adjustments of items out of accumulated other comprehensive income into net income. ASU 2011-12 is effective at the same time as Accounting Standards Update 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”), so that entities will not be required to comply with the presentation requirements in ASU 2011-05 that this ASU 2011-12 is deferring. ASUs 2011-12 and 2011-05 are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011.  The Company adopted ASUs 2011-05 and 2011-12 on November 1, 2012.  We do not expect the adoption of these new disclosure requirements to have a material impact on our disclosures or consolidated financial statements.

In October 2012, the FASB issued Accounting Standards Update 2012-04 (“ASU 2012-04”), Technical Corrections and Improvements. The amendments in this update cover a wide range of topics and include technical corrections and improvements to the Accounting Standards Codification. The amendments in ASU 2012-04 will be effective for interim and annual reporting periods beginning after December 15, 2012. The Company will adopt ASU 2012-04 on February 1, 2013. The Company does not expect the adoption of ASU 2012-04 to have a material impact on the Company’s consolidated financial position, results of operations or cash flows.

In October 2012, the FASB issued Accounting Standards Update 2012-03 (“ASU 2012-03”), Technical Amendments and Corrections to SEC Sections.  ASU 2012-03 is issued to amend certain SEC paragraphs in the FASB Accounting Standards Codification, including Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin, Technical Amendments, and Corrections Related to FASB Accounting Codification. The amendments in ASU 2012-03 will be effective for interim and annual reporting periods beginning after December 15, 2012. The Company will adopt ASU 2012-03 on February 1, 2013. The Company does not expect the adoption of ASU 2012-03 to have a material impact on the Company’s consolidated financial position, results of operations or cash flows.